UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2020

LEGACY ACQUISITION, CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1308 Race Street Suite 200
Cincinnati, Ohio 45202
(Address of principal executive offices, including zip code)

(505) 820-0412
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one Warrant to purchase one-half of one share of Class A common stock	LGC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	LGC	New York Stock Exchange
Warrants, exercisable for one-half of one share of Class A common stock for $5.75 per half share, or $11.50 per whole share	LGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

Furnished as Exhibit 99.1 hereto is a press release, dated July 20, 2020, issued by Legacy announcing the termination of the Share Exchange Agreement and the related transaction agreements.

The information in this item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K (the “Current Report”) shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements:

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Legacy Acquisition Corp. dated July 20, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY ACQUISITION CORP.

Dated: July 20, 2020	By:	/s/ Darryl T.F. McCall
	Name:	Darryl T.F. McCall
	Title:	President and Chief Operating Officer

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